Neiman Funds

Neiman Fusion Fund

Supplement dated April 19, 2007

to Prospectus Dated January 1, 2007

The following information supplements the section entitled “The Investment Sub-Adviser” on page 11 of the Prospectus:

WESPAC Advisors, LLC has agreed to waive 0.20% of its sub-advisory fee of 0.75% of the average daily net assts of the Fund through December 31, 2009.

This Supplement and the Prospectus dated January 1, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated January 1, 2007 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-385-2720.